EXHIBIT 24.2
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                    GMAC COMMERCIAL MORTGAGE SECURITIES, INC.

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints David E. Creamer as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (including his capacity as director and/or officer of GMAC Commercial Mortgage Securities, Inc.), to sign any or all amendments (including post-effective amendments) to the Registration Statement on Form S-3, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                     SIGNATURE                                    TITLE                                DATE


/s/ Charles E. Dunleavy, Jr.                                     Director                    December 30, 1996
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Charles E. Dunleavy, Jr.

/s/ Charles S. Pringle                                           Director                    December 30, 1996
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Charles S. Pringle

/s/ Donald J. Puglisi                                            Director                    December 30, 1996
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Donald J. Puglisi

/S/ Dennis W. Sheehan, Jr.                                       Director                    December 30, 1996
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Dennis W. Sheehan, Jr.